SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 2, 2009

VELOCITY PORTFOLIO GROUP, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-61570	65-0008442

(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

1800 Route 34 North, Building 4
Suite 404A Wall, NJ	07719

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 556-9090

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Amendment of a Material Definitive Agreement

          On June 2, 2009, Velocity Investments, LLC (“Velocity”), a wholly owned subsidiary of Velocity Portfolio Group, Inc. (the “Company”), entered into a Sixth Amendment to the Loan and Security Agreement (the “Sixth Amendment to the Loan Agreement”) with Wells Fargo Foothill, Inc., a California corporation (the “Lender”), pursuant to which the Lender agreed to amend the Loan and Security Agreement dated January 27, 2005 (the “Original Loan Agreement”). Pursuant to the Sixth Amendment to the Loan Agreement, the Lender agreed to waive certain Events of Default (as that term is defined in the Original Loan Agreement, as amended) and the financial covenant with respect to maintaining the Company’s stockholder’s equity plus Subordinated Debt was decreased from $25,000,000 to $22,500,000.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1          Loan and Security Agreement, dated as of January 27, 2005, by and between Velocity Investments, LLC and Wells Fargo Foothill, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on January 27, 2005)

4.2          General Continuing Guaranty, dated January 27, 2005, executed by Velocity Asset Management, Inc. in favor of Wells Fargo Foothill, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on January 27, 2005)

4.3          Security and Pledge Agreement, dated as of January 27, 2005, by and between Velocity Asset Management, Inc. and Wells Fargo Foothill, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on January 27, 2005)

4.4          Subordination Agreement, dated as of January 27, 2005, by and between Velocity Asset Management, Inc., Velocity Investments, LLC and Wells Fargo Foothill, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on January 27, 2005)

4.5          First Amendment to Loan and Security Agreement by and between Wells Fargo Inc. and Velocity Investments, L.L.C. dated as of February 27, 2006 (Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2006.)

4.6          Second Amendment to Loan and Security Agreement, dated December 8, 2006 (Incorporated by reference to Registrant’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on April 5, 2007)

4.7          Third Amendment to Loan and Security Agreement, dated February 23, 2007 (Incorporated by reference to Registrant’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on April 5, 2007)

4.8          Fourth Amendment to the Loan and Security Agreement, dated as of February 29, 2008, by and between Velocity Investments, LLC and Wells Fargo Foothill, Inc. (Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2008)

4.9          Fifth Amendment to the Loan and Security Agreement, dated as of November 1, 2008, by and between Velocity Investments, LLC and Wells Fargo Foothill, Inc. (Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2008)

5.0          Sixth Amendment to the Loan and Security Agreement, dated as of June 2, 2009, by and between Velocity Investments, LLC and Wells Fargo Foothill, Inc.*

* Filed herewith

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VELOCITY PORTFOLIO GROUP, INC.

/s/ James Mastriani

James Mastriani
Chief Financial Officer
Dated: June 3, 2009